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                                                                   EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated February 24, 1997 with respect to the consolidated financial statements of Ocean Energy, Inc. included in or made part of this Registration Statement on Form S-4.

                                       /s/ Arthur Andersen LLP

                                           ARTHUR ANDERSEN LLP

New Orleans, Louisiana
July 30, 1997